Oportun’s Acquisition of Digit November 16, 2021

Forward-looking statements 2 This presentation contains forward-looking statements regarding Oportun’s (“Oportun,” “we” or “our”) future business expectations which involve risks and uncertainties, including the expected opportunities, terms, timing, completion and effects of the proposed acquisition of Hello Digit, Inc. ("Digit") and the expectation that the acquisition of Digit will be additive to adjusted net income in 2023 and accretive to adjusted EPS in early 2024. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “hope,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: risks and uncertainties related to our pending acquisition of Digit, including the failure to obtain required regulatory approvals in a timely manner or otherwise; failure to satisfy any closing conditions to the proposed acquisition; costs, expenses or difficulties related to the acquisition of Digit, including the integration of the Digit business; failure to realize the expected benefits and synergies of the proposed acquisition; the potential impact of the announcement, pendency or consummation of the proposed acquisition on relationships with our and/or Digit’s employees, customers, suppliers and other business partners; inability to retain key personnel; changes in legislation or government regulations affecting us or Digit; and economic, financial, social or political conditions that could adversely affect us, Digit or the proposed acquisition. For additional information on other potential risks and uncertainties that could cause actual results to differ from the results predicted, please see our most recent Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. All forward-looking statements contained herein are made as of the date hereof. We undertake no duty to update this information unless required by law.

3 Mission Vision Provide inclusive, affordable financial services that empower our customers to build a better future Be the leading A.I.-driven, digital-first platform helping hardworking individuals meet their borrowing, banking, savings, and investing needs

digit | Accelerates our vision by 3-5 years

Builds deeper customer relationships with a suite of banking services that help improve financial health

Neobanking Platform that has achieved scale and is loved by members	**Nearly doubles customer base** and is a platform for accelerating growth	• 600K members[1]; Net Promoter® Score of 70; and 4.7 app store rating • Products can be offered to everyone and create daily engagement • ~$40M ARR and break-even on EBITDA basis
A.I.-Built Products address shortcomings of traditional bank products	**Expands product suite** and tech team	• Savings, investing, and banking products designed to solve financial needs • World class product and engineering team with complementary expertise • AI engine has made over 660 million algorithmic transfers over 5+ years
Proven Impact on members' financial health	**Expands positive social impact** on customers and communities	• Founded in 2013; more than $7 billion saved on behalf of members • Average member historically incurs two less overdrafts per year • Members increase their net liquid savings ~50% after one year on Digit

OPORTUN

(1) Digit members are individuals who are paying a subscription fee

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Accelerates revenue growth Diversifies revenue sources Positions us for future success Enhances product suite Expands our addressable market Investment highlights • Combined 1.4 million members1 and a platform for accelerating growth • Cross-selling opportunity to all applicants, as well as current and former customers of both Oportun and Digit • Seamless customer experience to be created through integration • Higher conversion and lower CAC by making neobanking available to everyone who comes to Oportun and Digit • Daily engagement with customers deepens and extends relationships • A.I. capabilities are enhanced and expanded with real-time data • Financial management algorithms improve members’ financial health • Revenue diversification with the addition of subscription, transaction and interchange fees 5(1) Combined members include Oportun customers with an active financial product (loans or credit cards) and Digit customers paying a subscription fee. A transformational deal+

6 With Digit, we solve more problems facing U.S. consumers Source: (1) FINRA Investor Education Foundation Study, February 2021; (2) Financial Health Network “U.S. Financial Health Pulse 2021 Trends Report”; (3) GoBankingRates Survey, December 2021; (4) Financial Health Network “FinHealth Spend Report 2021”; (5) Digit data; BAMM population survey, October 2019 85% of U.S. consumers lack financial resilience(1) 57% would struggle to come up with $1,000 in an emergency(3) 43% with checking accounts overdrafted in the past year(4) 57% are not confident about their long-term financial goals(2) 90% think that being financially healthy is important, but 57% don’t want to think about money (5) 66% of U.S. households struggle with spending, saving, borrowing and planning(2)

7 Neobanking platform focused on financial health Provides simple, risk- adjusted investment options for longer-term goals through low-cost ETF portfolios “The bank account with a brain™” – intelligent and automated budgeting across bills, savings, and spending Detects risks of overdraft and automatically transfers payments A.I.-driven saving centered on users’ real- life needs and financial health Long-term Investing (1) Digital Banking (1) Overdraft Monitoring Automated Saving (1) Long-term investing offered through Digit Advisors, LLC in partnership with a third-party broker-dealer. Digital checking account is offered through a bank partner.

8 Automated Saving A.I. designed to understand a user’s cash flows and save the right amount Source: (1) GoBankingRates Survey, December 2021 57% saved for members since 2015 $7B that helps members effortlessly save toward their goals A.I.-driven saving of U.S. consumers would struggle to come up with $1,000 in the event of an emergency (1) ImpactSolutionProblem

9 Overdraft Monitoring for low checking account balances and transfers of savings back over ACH or real- time payments network Automated monitoring43% of the 178M financially vulnerable households in the U.S. with checking accounts overdrafted in the past year, with 9.6 overdrafts on average (1) in automated transfers to help prevent overdrafts for members since 2018 $268M Low balance detection and instant transfers via real-time payments to help prevent overdrafts Source: (1) Financial Health Network “The FinHealth Spend Report 2021” ImpactSolutionProblem

10 Long-Term Investing 57% $30M Automated allocation of savings into low-cost, risk- adjusted portfolios held in brokerage accounts or tax- advantaged IRAs of U.S. consumers are not confident about their long-term financial goals (1) of investments made by members since 2020 into long-term goals through low-cost ETF portfolios A.I.-driven portfolio allocation in low-cost investments based upon risk-tolerance Source: (1) Financial Health Network “Financial Health Pulse: 2021 U.S. Trends Report” ImpactSolutionProblem

11 Digital Banking of U.S. consumers think that being financially healthy is important but 57% don’t want to think about money (1) 90% through intelligent bank accounts that provide members with safe spending recommendations Automated budgeting 660M algorithmic transfers over the last 5+ years provide a platform that will be leveraged by the next iteration of neobanking products The bank account with a brain: intelligent budgeting across bills, savings, and spending Source: (1) BAMM population survey, October 2019 Proof PointSolutionProblem

12 Most comprehensive set of financial products Combines profitable lending platform with effortless savings, investing, and banking products Vision An A.I.-driven, digital-first platform delighting customers daily when they need to: Borrow Save Invest Bank Personal Loans Secured Personal Loans Credit Cards Long-Term Investing Digital Banking Automated Saving Overdraft Monitoring +

Designed to advance the everyday financial needs of hardworking people Creating an unmatched neobanking platform Personal loans Lending-as-a-Service Credit cards Profitability Mobile banking Early direct deposit Personal financial management Overdraft monitoring Automated investing & brokerage Long-term savings Source: CB Insights, company filings, Pitchbook + 13

14 Establishing Credit History 945,000+ people we have helped to start establishing a credit history Unparalleled financial health impact Source: Company data; (1) based on a study prepared for Oportun by the Financial Health Network (FHN) “True Cost of a Loan,” October 2021; (2) amount calculated as of September 30, 2021, based on a study prepared for Oportun by FHN, “Oportun: The True Cost of a Loan,” January 2017. Debt Paid Down $300 Million for Digit members to date Overdraft Monitoring $268 Million in automated transfers to help prevent overdrafts Aggregate Savings $7+ Billion for Digit members to date 6x Less Expensive1 on avg vs. lending alternatives for people with little or no credit history (up to 24x vs. online-only lenders) Interest and Fees Saved2 $2+ Billion saved cumulatively by lending customers

Transaction details

Expected close late Q4'21 or early Q1'22

Size

$212.9M enterprise value

- Total consideration, $114.4M cash and $98.5M equity, subject to customary closing adjustments

Financing

$116M committed

- Cash consideration will be financed through an amortizing loan secured by Oportun's securitization residual cash flows

Financial Impact

Adj. Net Income contribution expected in '23

- Adj. EPS anticipated to be accretive in early '24

Integration

Maintaining the Digit Brand

- Digit to operate as an integrated business unit of Oportun with Ethan Bloch, Digit CEO, reporting directly to Raul Vazquez
- ~100 Digit employees will continue their functions under Ethan Bloch

OPORTUN

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Thank you 16